EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of December 31, 2017

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Contacts
Arch Capital Group Ltd.	Investor Relations
Mark D. Lyons: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archcapservices.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2016 is derived from or agrees to audited financial information. During the 2017 first quarter, the Company changed its presentation of ‘amortization of intangible assets’ on its consolidated statements of income to split out such item (previously reflected in acquisition expenses and/or other operating expenses) for all periods presented. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

On December 31, 2016, the Company completed the acquisition of United Guaranty Corporation (“UGC”) pursuant to the Stock Purchase Agreement with American International Group, Inc. (“AIG”) entered into on August 15, 2016. As such, the acquisition of UGC is reflected in the Company’s consolidated balance sheets from December 31, 2016 on and in the Company’s consolidated statements of income for the 2017 first quarter on.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2017	2016	Change	2017	2016	Change
Underwriting results:
Gross premiums written	$1,391,247	$1,121,338	24.1%	$6,088,254	$5,019,363	21.3%
Net premiums written	995,714	764,925	30.2%	4,408,256	3,517,603	25.3%
Net premiums earned	1,094,409	847,405	29.1%	4,312,805	3,416,852	26.2%
Underwriting income (2)	206,012	117,362	75.5%	510,824	478,615	6.7%

Loss ratio	51.4%	55.4%	(4.0)	58.7%	54.6%	4.1
Acquisition expense ratio	16.3%	15.5%	0.8	15.0%	15.7%	(0.7)
Other operating expense ratio	14.8%	17.4%	(2.6)	15.1%	17.3%	(2.2)
Combined ratio	82.5%	88.3%	(5.8)	88.8%	87.6%	1.2

Net investment income	$99,613	$70,105	42.1%	$382,072	$277,193	37.8%
Per diluted share	$0.71	$0.56	26.8%	$2.74	$2.22	23.4%

Net income available to Arch common shareholders	$203,535	$62,396	226.2%	$566,502	$664,668	(14.8)%
Per diluted share	$1.46	$0.50	192.0%	$4.07	$5.33	(23.6)%

After-tax operating income available to Arch common shareholders (2)	$187,404	$141,528	32.4%	$447,155	$577,444	(22.6)%
Per diluted share	$1.34	$1.13	18.6%	$3.21	$4.63	(30.7)%

Comprehensive income (loss) available to Arch	$203,003	$(160,280)	n/m	$851,864	$594,699	43.2%

Net cash provided by (used for) operating activities	$(32,878)	$278,827	(111.8)%	$827,319	$1,109,913	(25.5)%

Weighted average common shares and common share equivalents outstanding - diluted	139,578,630	125,427,259	11.3%	139,261,675	124,717,493	11.7%

Financial measures:
Change in book value per common share during period	2.2%	3.5%	(1.3)	10.4%	15.8%	(5.4)

Annualized return on average common equity	9.9%	3.9%	6.0	7.2%	10.9%	(3.7)
Annualized operating return on average common equity (2)	9.1%	8.7%	0.4	5.7%	9.4%	(3.7)

Total return on investments (3)
Including effects of foreign exchange	0.79%	(1.89)%	268 bps	5.87%	2.07%	380 bps
Excluding effects of foreign exchange	0.71%	(1.66)%	237 bps	4.98%	2.35%	263 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Revenues
Net premiums written	$1,111,015	$1,325,403	$1,248,695	$1,276,260	$872,315	$4,961,373	$4,031,391
Change in unearned premiums	113,740	(63,517)	(7,821)	(159,243)	96,540	(116,841)	(146,569)
Net premiums earned	1,224,755	1,261,886	1,240,874	1,117,017	968,855	4,844,532	3,884,822
Net investment income	125,415	116,459	111,124	117,874	91,051	470,872	366,742
Net realized gains (losses)	26,978	66,275	21,735	34,153	(93,061)	149,141	137,586
Net impairment losses recognized in earnings	(1,723)	(1,878)	(1,730)	(1,807)	(13,593)	(7,138)	(30,442)
Other underwriting income	14,734	6,064	4,822	4,633	18,922	30,253	57,173
Equity in net income (loss) of investment funds accounted for using the equity method	30,402	31,090	32,706	48,088	16,421	142,286	48,475
Other income (loss)	547	(342)	(1,994)	(782)	(368)	(2,571)	(800)
Total revenues	1,421,108	1,479,554	1,407,537	1,319,176	988,227	5,627,375	4,463,556

Expenses
Losses and loss adjustment expenses	(678,875)	(1,046,141)	(689,860)	(552,570)	(553,875)	(2,967,446)	(2,185,599)
Acquisition expenses	(208,879)	(193,854)	(190,436)	(182,289)	(165,843)	(775,458)	(667,625)
Other operating expenses	(169,624)	(170,127)	(169,981)	(174,719)	(163,342)	(684,451)	(624,090)
Corporate expenses	(13,986)	(17,098)	(24,876)	(27,792)	(36,678)	(83,752)	(81,746)
Amortization of intangible assets	(31,836)	(31,824)	(30,824)	(31,294)	(4,850)	(125,778)	(19,343)
Interest expense	(30,496)	(29,510)	(28,749)	(28,676)	(18,539)	(117,431)	(66,252)
Net foreign exchange gains (losses)	(28,807)	(28,028)	(39,543)	(19,404)	38,176	(115,782)	36,651
Total expenses	(1,162,503)	(1,516,582)	(1,174,269)	(1,016,744)	(904,951)	(4,870,098)	(3,608,004)

Income (loss) before income taxes	258,605	(37,028)	233,268	302,432	83,276	757,277	855,552
Income tax (expense) benefit	(56,813)	(8,189)	(34,169)	(28,397)	12,298	(127,568)	(31,374)
Net income (loss)	201,792	(45,217)	199,099	274,035	95,574	629,709	824,178
Net (income) loss attributable to noncontrolling interests	12,848	11,561	(13,932)	(20,908)	(21,561)	(10,431)	(131,440)
Net income (loss) attributable to Arch	214,640	(33,656)	185,167	253,127	74,013	619,278	692,738
Preferred dividends	(11,105)	(12,369)	(11,349)	(11,218)	(11,617)	(46,041)	(28,070)
Loss on redemption of preferred shares	—	(6,735)	—	—	—	(6,735)	—
Net income (loss) available to Arch common shareholders	$203,535	$(52,760)	$173,818	$241,909	$62,396	$566,502	$664,668

Comprehensive income (loss) available to Arch	$203,003	$17,585	$279,285	$351,991	$(160,280)	$851,864	$594,699

Net income (loss) per common share and common share equivalent
Basic	$1.50	$(0.39)	$1.29	$1.80	$0.51	$4.21	$5.50
Diluted (1)	$1.46	$(0.39)	$1.25	$1.74	$0.50	$4.07	$5.33

Weighted average common shares and common share equivalents outstanding
Basic	135,426,916	134,885,451	134,486,664	134,034,927	121,196,248	134,712,788	120,792,114
Diluted (1)	139,578,630	134,885,451	139,244,646	139,047,672	125,427,259	139,261,675	124,717,493

(1)
Due to the net loss recorded in the 2017 third quarter, diluted weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Assets
Investments:
Fixed maturities available for sale, at fair value	$13,876,003	$13,792,903	$13,671,011	$13,745,932	$13,426,577
Short-term investments available for sale, at fair value	1,469,042	1,646,036	914,356	803,619	612,005
Collateral received under securities lending, at fair value	476,615	543,252	627,843	538,361	762,565
Equity securities available for sale, at fair value	495,804	477,143	461,017	428,594	518,041
Other investments available for sale, at fair value	264,989	260,339	248,661	228,437	167,970
Investments accounted for using the fair value option	4,216,237	4,249,634	3,827,408	3,648,120	3,421,220
Investments accounted for using the equity method	1,041,322	962,574	948,856	861,607	811,273
Total investments	21,840,012	21,931,881	20,699,152	20,254,670	19,719,651
Cash	606,199	862,361	740,320	703,754	842,942
Accrued investment income	113,133	101,104	108,562	104,168	124,483
Securities pledged under securities lending, at fair value	464,917	528,212	610,121	525,569	744,980
Premiums receivable	1,135,249	1,269,678	1,314,564	1,254,048	1,072,435
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,540,143	2,506,015	2,155,107	2,133,148	2,114,138
Contractholder receivables	1,978,414	1,864,348	1,826,966	1,766,340	1,717,436
Ceded unearned premiums	926,611	947,135	961,330	941,923	859,567
Deferred acquisition costs	535,824	531,196	506,748	487,925	447,560
Receivable for securities sold	205,536	385,952	212,512	239,678	58,284
Goodwill and intangible assets	652,611	684,405	712,975	750,315	781,553
Other assets	1,053,009	1,012,510	1,014,282	930,688	889,080
Total assets	$32,051,658	$32,624,797	$30,862,639	$30,092,226	$29,372,109

Liabilities
Reserve for losses and loss adjustment expenses	$11,383,792	$11,351,267	$10,520,511	$10,296,821	$10,200,960
Unearned premiums	3,622,314	3,751,550	3,679,651	3,631,259	3,406,870
Reinsurance balances payable	323,496	352,006	361,000	321,285	300,407
Contractholder payables	1,978,414	1,864,348	1,826,966	1,766,340	1,717,436
Collateral held for insured obligations	240,183	345,726	338,737	327,161	301,406
Senior notes	1,732,884	1,732,726	1,732,570	1,732,410	1,732,258
Revolving credit agreement borrowings	816,132	826,242	686,452	734,961	756,650
Securities lending payable	476,605	543,243	627,852	538,353	762,554
Payable for securities purchased	449,186	1,091,464	458,722	389,649	76,183
Other liabilities	782,717	788,354	648,099	674,313	806,260
Total liabilities	21,805,723	22,646,926	20,880,560	20,412,552	20,060,984

Redeemable noncontrolling interests	205,922	205,829	205,736	205,644	205,553

Shareholders’ equity
Non-cumulative preferred shares	872,555	772,555	772,555	772,555	772,555
Convertible non-voting common equivalent preferred shares	489,627	489,627	489,627	1,101,304	1,101,304
Common shares	611	610	609	583	582
Additional paid-in capital	1,230,617	1,212,960	1,196,884	548,053	531,687
Retained earnings	8,562,889	8,359,354	8,412,114	8,238,296	7,996,701
Accumulated other comprehensive income (loss), net of deferred income tax	118,044	129,682	78,441	(15,677)	(114,541)
Common shares held in treasury, at cost	(2,077,741)	(2,053,644)	(2,051,343)	(2,039,270)	(2,034,570)
Total shareholders’ equity available to Arch	9,196,602	8,911,144	8,898,887	8,605,844	8,253,718
Non-redeemable noncontrolling interests	843,411	860,898	877,456	868,186	851,854
Total shareholders’ equity	10,040,013	9,772,042	9,776,343	9,474,030	9,105,572
Total liabilities, noncontrolling interests and shareholders’ equity	$32,051,658	$32,624,797	$30,862,639	$30,092,226	$29,372,109

Common shares and common share equivalents outstanding, net of treasury shares	136,652,139	136,540,573	136,354,159	135,790,306	135,550,337
Book value per common share (1)	$60.91	$59.61	$59.60	$57.69	$55.19

(1)	Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Non-cumulative preferred shares
Balance at beginning of period	$772,555	$772,555	$772,555	$772,555	$775,000	$772,555	$325,000
Preferred shares issued	100,000	230,000	—	—	—	330,000	450,000
Preferred shares redeemed	—	(230,000)	—	—	(2,445)	(230,000)	(2,445)
Balance at end of period	$872,555	$772,555	$772,555	$772,555	$772,555	$872,555	$772,555

Convertible non-voting common equivalent preferred shares
Balance at beginning of period	489,627	489,627	1,101,304	1,101,304	—	1,101,304	—
Preferred shares issued	—	—	—	—	1,101,304	—	1,101,304
Preferred shares converted to common shares	—	—	(611,677)	—	—	(611,677)	—
Balance at end of period	489,627	489,627	489,627	1,101,304	1,101,304	489,627	1,101,304

Common shares
Balance at beginning of period	610	609	583	582	582	582	577
Common shares issued, net	1	1	26	1	—	29	5
Balance at end of period	611	610	609	583	582	611	582

Additional paid-in capital
Balance at beginning of period	1,212,960	1,196,884	548,053	531,687	516,204	531,687	467,339
Preferred shares converted to common shares	—	—	611,653	—	—	611,653	—
Issue costs on preferred shares	(2,360)	(7,946)	—	—	—	(10,306)	(15,101)
Reversal of original issue costs on redeemed preferred shares	—	6,735	—	—	—	6,735	—
All other	20,017	17,287	37,178	16,366	15,483	90,848	79,449
Balance at end of period	1,230,617	1,212,960	1,196,884	548,053	531,687	1,230,617	531,687

Retained earnings
Balance at beginning of period	8,359,354	8,412,114	8,238,296	7,996,701	7,934,304	7,996,701	7,332,032
Cumulative effect of an accounting change	—	—	—	(314)	—	(314)	—
Balance at beginning of period, as adjusted	8,359,354	8,412,114	8,238,296	7,996,387	7,934,304	7,996,387	7,332,032
Net income (loss)	201,792	(45,217)	199,099	274,035	95,574	629,709	824,178
Amounts attributable to noncontrolling interests	12,848	11,561	(13,932)	(20,908)	(21,560)	(10,431)	(131,439)
Preferred share dividends	(11,105)	(12,369)	(11,349)	(11,218)	(11,617)	(46,041)	(28,070)
Loss on redemption of preferred shares	—	(6,735)	—	—	—	(6,735)	—
Balance at end of period	8,562,889	8,359,354	8,412,114	8,238,296	7,996,701	8,562,889	7,996,701

Accumulated other comprehensive income (loss)
Balance at beginning of period	129,682	78,441	(15,677)	(114,541)	119,752	(114,541)	(16,502)
Change in unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax	(29,002)	42,550	75,745	95,748	(219,989)	185,041	(77,726)
Change in foreign currency translation adjustments	17,364	8,691	18,373	3,116	(14,304)	47,544	(20,313)
Balance at end of period	118,044	129,682	78,441	(15,677)	(114,541)	118,044	(114,541)

Common shares held in treasury, at cost
Balance at beginning of period	(2,053,644)	(2,051,343)	(2,039,270)	(2,034,570)	(2,031,859)	(2,034,570)	(1,941,904)
Shares repurchased for treasury	(24,097)	(2,301)	(12,073)	(4,700)	(2,711)	(43,171)	(92,666)
Balance at end of period	(2,077,741)	(2,053,644)	(2,051,343)	(2,039,270)	(2,034,570)	(2,077,741)	(2,034,570)

Total shareholders’ equity available to Arch	9,196,602	8,911,144	8,898,887	8,605,844	8,253,718	9,196,602	8,253,718
Non-redeemable noncontrolling interests	843,411	860,898	877,456	868,186	851,854	843,411	851,854
Total shareholders’ equity	$10,040,013	$9,772,042	$9,776,343	$9,474,030	$9,105,572	$10,040,013	$9,105,572

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Operating Activities
Net income (loss)	$201,792	$(45,217)	$199,099	$274,035	$95,574	$629,709	$824,178
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(32,573)	(66,959)	(34,130)	(40,855)	83,605	(174,517)	(178,507)
Net impairment losses included in earnings	1,723	1,878	1,730	1,807	13,593	7,138	30,442
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(15,756)	(16,255)	(11,388)	(36,141)	(2,513)	(79,540)	5,644
Amortization of intangible assets	31,836	31,824	30,824	31,294	4,850	125,778	19,343
Share-based compensation	9,490	15,569	27,082	15,657	10,270	67,798	56,581
Changes in:
Reserve for losses and loss adjustment expenses, net	11,882	422,310	127,315	53,027	94,967	614,534	372,244
Unearned premiums, net	(113,740)	63,517	7,821	159,243	(96,540)	116,841	146,569
Premiums receivable	135,738	55,355	(46,148)	(176,350)	127,296	(31,405)	(71,613)
Deferred acquisition costs	(4,747)	(20,078)	(11,825)	(41,728)	2,309	(78,378)	(38,597)
Reinsurance balances payable	(28,999)	(12,584)	29,998	20,114	(17,656)	8,529	31,542
Other items, net	(165,163)	97,707	25,571	(51,985)	43,750	(93,870)	198,818
Net cash provided by operating activities	31,483	527,067	345,949	208,118	359,505	1,112,617	1,396,644
Investing Activities
Purchases of fixed maturity investments	(8,727,784)	(8,179,803)	(9,422,408)	(10,476,918)	(7,692,255)	(36,806,913)	(35,532,810)
Purchases of equity securities	(353,881)	(266,980)	(256,322)	(143,833)	(287,935)	(1,021,016)	(665,702)
Purchases of other investments	(614,096)	(522,824)	(456,665)	(427,039)	(380,632)	(2,020,624)	(1,389,406)
Proceeds from sales of fixed maturity investments	8,057,305	8,017,794	9,224,934	10,386,746	7,828,042	35,686,779	34,559,966
Proceeds from sales of equity securities	304,528	278,809	219,717	253,347	286,824	1,056,401	751,728
Proceeds from sales, redemptions and maturities of other investments	590,036	324,087	296,976	317,518	269,998	1,528,617	1,149,328
Proceeds from redemptions and maturities of fixed maturity investments	159,796	299,680	273,223	174,718	214,184	907,417	755,007
Net settlements of derivative instruments	(7,611)	(14,968)	(2,063)	(3,921)	(40,464)	(28,563)	(17,068)
Net (purchases) sales of short-term investments	230,099	(519,450)	(47,352)	(397,851)	480,752	(734,554)	(123,410)
Change in cash collateral related to securities lending	(136,152)	(27,001)	(5,253)	180,946	(127,313)	12,540	(155,248)
Acquisitions, net of cash	—	(27,709)	—	—	(1,971,809)	(27,709)	(1,992,720)
Purchases of fixed assets	(5,979)	(5,759)	(5,909)	(5,194)	(3,738)	(22,841)	(15,303)
Other	24,325	99,937	(33,395)	19,603	(42,089)	110,470	(45,905)
Net cash provided by (used for) investing activities	(479,414)	(544,187)	(214,517)	(121,878)	(1,466,435)	(1,359,996)	(2,721,543)
Financing Activities
Proceeds from issuance of preferred shares, net	97,640	222,054	—	—	—	319,694	434,899
Redemption of preferred shares	—	(230,000)	—	—	(2,445)	(230,000)	(2,445)
Purchases of common shares under share repurchase program	—	—	—	—	—	—	(75,256)
Proceeds from common shares issued, net	(13,564)	(646)	(2,848)	(3,990)	1,367	(21,048)	(2,418)
Proceeds from borrowings	14,500	238,915	—	—	1,340,741	253,415	1,386,741
Repayments of borrowings	(25,000)	(100,000)	(50,000)	(22,000)	(40,000)	(197,000)	(219,171)
Change in cash collateral related to securities lending	136,152	27,001	5,253	(180,946)	127,313	(12,540)	155,248
Dividends paid to redeemable noncontrolling interests	(4,498)	(4,497)	(4,497)	(4,497)	(4,498)	(17,989)	(17,989)
Other	(2,616)	(7,582)	(36,680)	(5,018)	(28,983)	(51,896)	4,130
Preferred dividends paid	(11,105)	(12,369)	(11,349)	(11,218)	(11,617)	(46,041)	(28,070)
Net cash provided by (used for) financing activities	191,509	132,876	(100,121)	(227,669)	1,381,878	(3,405)	1,635,669
Effects of exchange rate changes on foreign currency cash	260	6,285	5,255	2,241	(10,822)	14,041	(21,154)
Increase (decrease) in cash	(256,162)	122,041	36,566	(139,188)	264,126	(236,743)	289,616
Cash beginning of period	862,361	740,320	703,754	842,942	578,816	842,942	553,326
Cash end of period	$606,199	$862,361	$740,320	$703,754	$842,942	$606,199	$842,942

Income taxes paid	$3,874	$43,972	$3,224	$711	$9,879	$51,781	$50,621
Interest paid	$52,761	$6,578	$52,206	$5,829	$28,054	$117,374	$63,288
Non-cash consideration paid in convertible non-voting common equivalent preferred shares	$—	$—	$—	$—	$1,101,304	$—	$1,101,304

Net cash provided by (used for) operating activities, excluding the ‘other’ segment	$(32,878)	$439,910	$274,093	$146,194	$278,827	$827,319	$1,109,913

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman and Chief Executive Officer of ACGL, the President and Chief Operating Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. On December 31, 2016, the Company completed the acquisition of United Guaranty Corporation (“UGC”). The acquisition of UGC expanded the scale of Arch’s existing mortgage insurance businesses by combining UGC’s position as the market leader in the U.S. private mortgage insurance industry with Arch’s financial strength and history of innovation, further diversifying the Company’s business profile and customer base. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, UGC transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. Subsidiaries of the Company act as Watford Re’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford Re’s non-investment grade credit portfolios and the Company manages Watford Re’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$767,456	$289,348	$335,338	$1,391,247	$127,173	$1,452,530
Premiums ceded	(254,589)	(79,182)	(62,657)	(395,533)	(11,872)	(341,515)
Net premiums written	512,867	210,166	272,681	995,714	115,301	1,111,015
Change in unearned premiums	41,766	49,329	7,600	98,695	15,045	113,740
Net premiums earned	554,633	259,495	280,281	1,094,409	130,346	1,224,755
Other underwriting income (loss)	—	10,193	3,738	13,931	803	14,734
Losses and loss adjustment expenses	(370,069)	(142,254)	(49,762)	(562,085)	(116,790)	(678,875)
Acquisition expenses	(87,261)	(66,612)	(24,363)	(178,236)	(30,643)	(208,879)
Other operating expenses	(88,256)	(36,205)	(37,546)	(162,007)	(7,617)	(169,624)
Underwriting income (loss)	$9,047	$24,617	$172,348	206,012	(23,901)	182,111

Net investment income				99,613	25,802	125,415
Net realized gains (losses)				38,136	(11,158)	26,978
Net impairment losses recognized in earnings				(1,723)	—	(1,723)
Equity in net income (loss) of investment funds accounted for using the equity method				30,402	—	30,402
Other income (loss)				547	—	547
Corporate expenses (2)				(13,085)	—	(13,085)
UGC transaction costs and other (2)				(901)	—	(901)
Amortization of intangible assets				(31,836)	—	(31,836)
Interest expense				(25,660)	(4,836)	(30,496)
Net foreign exchange gains (losses)				(27,894)	(913)	(28,807)
Income (loss) before income taxes				273,611	(15,006)	258,605
Income tax (expense) benefit				(56,813)	—	(56,813)
Net income (loss)				216,798	(15,006)	201,792
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	17,436	17,436
Net income (loss) available to Arch				216,798	(2,158)	214,640
Preferred dividends				(11,105)	—	(11,105)
Net income (loss) available to Arch common shareholders				$205,693	$(2,158)	$203,535

Underwriting Ratios
Loss ratio	66.7%	54.8%	17.8%	51.4%	89.6%	55.4%
Acquisition expense ratio	15.7%	25.7%	8.7%	16.3%	23.5%	17.1%
Other operating expense ratio	15.9%	14.0%	13.4%	14.8%	5.8%	13.8%
Combined ratio	98.3%	94.5%	39.9%	82.5%	118.9%	86.3%

Net premiums written to gross premiums written	66.8%	72.6%	81.3%	71.6%	90.7%	76.5%

Total investable assets				$19,716,421	$2,440,067	$22,156,488
Total assets				29,037,004	3,014,654	32,051,658
Total liabilities				19,959,574	1,846,149	21,805,723

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$707,519	$276,593	$138,285	$1,121,338	$113,467	$1,155,467
Premiums ceded	(241,658)	(70,473)	(45,341)	(356,413)	(6,077)	(283,152)
Net premiums written	465,861	206,120	92,944	764,925	107,390	872,315
Change in unearned premiums	48,226	45,721	(11,467)	82,480	14,060	96,540
Net premiums earned	514,087	251,841	81,477	847,405	121,450	968,855
Other underwriting income	—	13,744	4,354	18,098	824	18,922
Losses and loss adjustment expenses	(348,226)	(112,149)	(8,841)	(469,216)	(84,659)	(553,875)
Acquisition expenses	(75,244)	(51,552)	(4,843)	(131,639)	(34,204)	(165,843)
Other operating expenses	(87,149)	(34,055)	(26,082)	(147,286)	(6,677)	(153,963)
Underwriting income (loss)	$3,468	$67,829	$46,065	117,362	(3,266)	114,096

Net investment income				70,105	20,946	91,051
Net realized gains (losses)				(99,149)	6,088	(93,061)
Net impairment losses recognized in earnings				(13,593)	—	(13,593)
Equity in net income (loss) of investment funds accounted for using the equity method				16,421	—	16,421
Other income (loss)				(368)	—	(368)
Corporate expenses (2)				(11,470)	—	(11,470)
UGC transaction costs and other (2)				(34,587)	—	(34,587)
Amortization of intangible assets				(4,850)	—	(4,850)
Interest expense				(15,481)	(3,058)	(18,539)
Net foreign exchange gains (losses)				35,221	2,955	38,176
Income before income taxes				59,611	23,665	83,276
Income tax (expense) benefit				12,298	—	12,298
Net income				71,909	23,665	95,574
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	(16,973)	(16,973)
Net income available to Arch				71,909	2,104	74,013
Preferred dividends				(11,617)	—	(11,617)
Net income available to Arch common shareholders				$60,292	$2,104	$62,396

Underwriting Ratios
Loss ratio	67.7%	44.5%	10.9%	55.4%	69.7%	57.2%
Acquisition expense ratio	14.6%	20.5%	5.9%	15.5%	28.2%	17.1%
Other operating expense ratio	17.0%	13.5%	32.0%	17.4%	5.5%	15.9%
Combined ratio	99.3%	78.5%	48.8%	88.3%	103.4%	90.2%

Net premiums written to gross premiums written	65.8%	74.5%	67.2%	68.2%	94.6%	75.5%

Total investable assets				$18,636,189	$1,857,763	$20,493,952
Total assets				26,989,359	2,382,750	29,372,109
Total liabilities				18,855,858	1,205,126	20,060,984

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$3,081,086	$1,640,399	$1,368,138	$6,088,254	$600,304	$6,368,425
Premiums ceded	(958,646)	(465,925)	(256,796)	(1,679,998)	(47,187)	(1,407,052)
Net premiums written	2,122,440	1,174,474	1,111,342	4,408,256	553,117	4,961,373
Change in unearned premiums	(9,422)	(31,853)	(54,176)	(95,451)	(21,390)	(116,841)
Net premiums earned	2,113,018	1,142,621	1,057,166	4,312,805	531,727	4,844,532
Other underwriting income (loss)	—	11,336	15,737	27,073	3,180	30,253
Losses and loss adjustment expenses	(1,622,444)	(773,923)	(134,677)	(2,531,044)	(436,402)	(2,967,446)
Acquisition expenses	(323,639)	(221,250)	(100,598)	(645,487)	(129,971)	(775,458)
Other operating expenses	(359,524)	(146,663)	(146,336)	(652,523)	(31,928)	(684,451)
Underwriting income (loss)	$(192,589)	$12,121	$691,292	510,824	(63,394)	447,430

Net investment income				382,072	88,800	470,872
Net realized gains (losses)				148,798	343	149,141
Net impairment losses recognized in earnings				(7,138)	—	(7,138)
Equity in net income (loss) of investment funds accounted for using the equity method				142,286	—	142,286
Other income (loss)				(2,571)	—	(2,571)
Corporate expenses (2)				(61,602)	—	(61,602)
UGC transaction costs and other (2)				(22,150)	—	(22,150)
Amortization of intangible assets				(125,778)	—	(125,778)
Interest expense				(103,592)	(13,839)	(117,431)
Net foreign exchange gains (losses)				(113,345)	(2,437)	(115,782)
Income before income taxes				747,804	9,473	757,277
Income tax (expense) benefit				(127,547)	(21)	(127,568)
Net income				620,257	9,452	629,709
Dividends attributable to redeemable noncontrolling interests				—	(18,344)	(18,344)
Amounts attributable to nonredeemable noncontrolling interests				—	7,913	7,913
Net income available to Arch				620,257	(979)	619,278
Preferred dividends				(46,041)	—	(46,041)
Loss on redemption of preferred shares				(6,735)	—	(6,735)
Net income available to Arch common shareholders				$567,481	$(979)	$566,502

Underwriting Ratios
Loss ratio	76.8%	67.7%	12.7%	58.7%	82.1%	61.3%
Acquisition expense ratio	15.3%	19.4%	9.5%	15.0%	24.4%	16.0%
Other operating expense ratio	17.0%	12.8%	13.8%	15.1%	6.0%	14.1%
Combined ratio	109.1%	99.9%	36.0%	88.8%	112.5%	91.4%

Net premiums written to gross premiums written	68.9%	71.6%	81.2%	72.4%	92.1%	77.9%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$3,027,049	$1,494,397	$499,725	$5,019,363	$535,094	$5,202,134
Premiums ceded	(954,768)	(440,541)	(108,259)	(1,501,760)	(21,306)	(1,170,743)
Net premiums written	2,072,281	1,053,856	391,466	3,517,603	513,788	4,031,391
Change in unearned premiums	1,623	2,376	(104,750)	(100,751)	(45,818)	(146,569)
Net premiums earned	2,073,904	1,056,232	286,716	3,416,852	467,970	3,884,822
Other underwriting income	—	36,403	17,024	53,427	3,746	57,173
Losses and loss adjustment expenses	(1,359,313)	(475,762)	(28,943)	(1,864,018)	(321,581)	(2,185,599)
Acquisition expenses	(304,050)	(212,258)	(21,790)	(538,098)	(129,527)	(667,625)
Other operating expenses	(350,260)	(142,616)	(96,672)	(589,548)	(25,163)	(614,711)
Underwriting income (loss)	$60,281	$261,999	$156,335	478,615	(4,555)	474,060

Net investment income				277,193	89,549	366,742
Net realized gains (losses)				69,586	68,000	137,586
Net impairment losses recognized in earnings				(30,442)	—	(30,442)
Equity in net income (loss) of investment funds accounted for using the equity method				48,475	—	48,475
Other income (loss)				(800)	—	(800)
Corporate expenses (2)				(49,396)	—	(49,396)
UGC transaction costs and other (2)				(41,729)	—	(41,729)
Amortization of intangible assets				(19,343)	—	(19,343)
Interest expense				(53,464)	(12,788)	(66,252)
Net foreign exchange gains (losses)				31,409	5,242	36,651
Income before income taxes				710,104	145,448	855,552
Income tax (expense) benefit				(31,375)	1	(31,374)
Net income				678,729	145,449	824,178
Dividends attributable to redeemable noncontrolling interests				—	(18,349)	(18,349)
Amounts attributable to nonredeemable noncontrolling interests				—	(113,091)	(113,091)
Net income available to Arch				678,729	14,009	692,738
Preferred dividends				(28,070)	—	(28,070)
Net income available to Arch common shareholders				$650,659	$14,009	$664,668

Underwriting Ratios
Loss ratio	65.5%	45.0%	10.1%	54.6%	68.7%	56.3%
Acquisition expense ratio	14.7%	20.1%	7.6%	15.7%	27.7%	17.2%
Other operating expense ratio	16.9%	13.5%	33.7%	17.3%	5.4%	15.8%
Combined ratio	97.1%	78.6%	51.4%	87.6%	101.8%	89.3%

Net premiums written to gross premiums written	68.5%	70.5%	78.3%	70.1%	96.0%	77.5%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Gross premiums written	$767,456	$787,447	$743,902	$782,281	$707,519	$3,081,086	$3,027,049
Premiums ceded	(254,589)	(222,516)	(247,446)	(234,095)	(241,658)	(958,646)	(954,768)
Net premiums written	512,867	564,931	496,456	548,186	465,861	2,122,440	2,072,281
Change in unearned premiums	41,766	(29,766)	21,118	(42,540)	48,226	(9,422)	1,623
Net premiums earned	554,633	535,165	517,574	505,646	514,087	2,113,018	2,073,904
Losses and loss adjustment expenses	(370,069)	(568,795)	(350,939)	(332,641)	(348,226)	(1,622,444)	(1,359,313)
Acquisition expenses	(87,261)	(82,638)	(78,872)	(74,868)	(75,244)	(323,639)	(304,050)
Other operating expenses	(88,256)	(90,875)	(92,267)	(88,126)	(87,149)	(359,524)	(350,260)
Underwriting income (loss)	$9,047	$(207,143)	$(4,504)	$10,011	$3,468	$(192,589)	$60,281

Underwriting Ratios
Loss ratio	66.7%	106.3%	67.8%	65.8%	67.7%	76.8%	65.5%
Acquisition expense ratio	15.7%	15.4%	15.2%	14.8%	14.6%	15.3%	14.7%
Other operating expense ratio	15.9%	17.0%	17.8%	17.4%	17.0%	17.0%	16.9%
Combined ratio	98.3%	138.7%	100.8%	98.0%	99.3%	109.1%	97.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	(1.3)%	40.1%	1.6%	0.5%	4.6%	10.3%	2.2%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(0.1)%	(0.3)%	(0.2)%	(0.3)%	(1.5)%	(0.2)%	(1.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	99.7%	98.9%	99.4%	97.8%	96.2%	99.0%	96.2%

Net premiums written to gross premiums written	66.8%	71.7%	66.7%	70.1%	65.8%	68.9%	68.5%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2017		2017		2017		2017		2016		2017		2016
Net premiums written
Professional lines (1)	$112,987	22.0%	$120,509	21.3%	$110,784	22.3%	$108,468	19.8%	$103,965	22.3%	$452,748	21.3%	$440,149	21.2%
Construction and national accounts	88,144	17.2%	66,053	11.7%	73,474	14.8%	99,977	18.2%	74,158	15.9%	327,648	15.4%	328,997	15.9%
Programs	83,428	16.3%	109,805	19.4%	93,428	18.8%	99,957	18.2%	73,953	15.9%	386,618	18.2%	330,322	15.9%
Travel, accident and health	58,134	11.3%	71,386	12.6%	52,690	10.6%	65,528	12.0%	49,208	10.6%	247,738	11.7%	224,380	10.8%
Excess and surplus casualty (2)	44,604	8.7%	43,853	7.8%	45,222	9.1%	45,832	8.4%	46,719	10.0%	179,511	8.5%	214,863	10.4%
Property, energy, marine and aviation	37,709	7.4%	48,396	8.6%	46,031	9.3%	40,104	7.3%	33,115	7.1%	172,240	8.1%	175,376	8.5%
Lenders products	24,971	4.9%	25,732	4.6%	21,459	4.3%	24,705	4.5%	26,979	5.8%	96,867	4.6%	105,650	5.1%
Other (3)	62,890	12.3%	79,197	14.0%	53,368	10.7%	63,615	11.6%	57,764	12.4%	259,070	12.2%	252,544	12.2%
Total	$512,867	100.0%	$564,931	100.0%	$496,456	100.0%	$548,186	100.0%	$465,861	100.0%	$2,122,440	100.0%	$2,072,281	100.0%

Client location
United States	$417,731	81.5%	$456,713	80.8%	$413,537	83.3%	$456,579	83.3%	$385,026	82.6%	$1,744,560	82.2%	$1,718,415	82.9%
Europe	44,737	8.7%	43,984	7.8%	40,591	8.2%	56,053	10.2%	35,588	7.6%	185,365	8.7%	173,423	8.4%
Asia and Pacific	28,510	5.6%	33,406	5.9%	19,171	3.9%	18,975	3.5%	26,053	5.6%	100,062	4.7%	93,752	4.5%
Other	21,889	4.3%	30,828	5.5%	23,157	4.7%	16,579	3.0%	19,194	4.1%	92,453	4.4%	86,691	4.2%
Total	$512,867	100.0%	$564,931	100.0%	$496,456	100.0%	$548,186	100.0%	$465,861	100.0%	$2,122,440	100.0%	$2,072,281	100.0%

Underwriting location
United States	$408,440	79.6%	$454,274	80.4%	$404,137	81.4%	$448,616	81.8%	$378,121	81.2%	$1,715,467	80.8%	$1,690,208	81.6%
Europe	86,526	16.9%	94,711	16.8%	75,254	15.2%	88,345	16.1%	73,287	15.7%	344,836	16.2%	327,034	15.8%
Other	17,901	3.5%	15,946	2.8%	17,065	3.4%	11,225	2.0%	14,453	3.1%	62,137	2.9%	55,039	2.7%
Total	$512,867	100.0%	$564,931	100.0%	$496,456	100.0%	$548,186	100.0%	$465,861	100.0%	$2,122,440	100.0%	$2,072,281	100.0%

Net premiums earned
Professional lines (1)	$113,978	20.6%	$113,146	21.1%	$108,375	20.9%	$108,638	21.5%	$107,277	20.9%	$444,137	21.0%	$431,391	20.8%
Construction and national accounts	88,467	16.0%	77,779	14.5%	80,848	15.6%	77,423	15.3%	80,525	15.7%	324,517	15.4%	322,072	15.5%
Programs	97,524	17.6%	94,353	17.6%	87,582	16.9%	85,180	16.8%	83,730	16.3%	364,639	17.3%	357,715	17.2%
Travel, accident and health	69,305	12.5%	66,136	12.4%	63,436	12.3%	58,481	11.6%	54,706	10.6%	257,358	12.2%	219,169	10.6%
Excess and surplus casualty (2)	47,445	8.6%	47,852	8.9%	48,850	9.4%	51,007	10.1%	52,239	10.2%	195,154	9.2%	219,046	10.6%
Property, energy, marine and aviation	47,372	8.5%	46,906	8.8%	41,423	8.0%	38,078	7.5%	47,521	9.2%	173,779	8.2%	188,938	9.1%
Lenders products	24,883	4.5%	23,499	4.4%	24,562	4.7%	24,099	4.8%	26,018	5.1%	97,043	4.6%	98,517	4.8%
Other (3)	65,659	11.8%	65,494	12.2%	62,498	12.1%	62,740	12.4%	62,071	12.1%	256,391	12.1%	237,056	11.4%
Total	$554,633	100.0%	$535,165	100.0%	$517,574	100.0%	$505,646	100.0%	$514,087	100.0%	$2,113,018	100.0%	$2,073,904	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Gross premiums written	$289,348	$422,083	$453,186	$475,782	$276,593	$1,640,399	$1,494,397
Premiums ceded	(79,182)	(105,389)	(115,262)	(166,092)	(70,473)	(465,925)	(440,541)
Net premiums written	210,166	316,694	337,924	309,690	206,120	1,174,474	1,053,856
Change in unearned premiums	49,329	6,879	(23,222)	(64,839)	45,721	(31,853)	2,376
Net premiums earned	259,495	323,573	314,702	244,851	251,841	1,142,621	1,056,232
Other underwriting income	10,193	1,728	(279)	(306)	13,744	11,336	36,403
Losses and loss adjustment expenses	(142,254)	(318,609)	(207,606)	(105,454)	(112,149)	(773,923)	(475,762)
Acquisition expenses	(66,612)	(57,340)	(51,151)	(46,147)	(51,552)	(221,250)	(212,258)
Other operating expenses	(36,205)	(36,214)	(36,711)	(37,533)	(34,055)	(146,663)	(142,616)
Underwriting income (loss)	$24,617	$(86,862)	$18,955	$55,411	$67,829	$12,121	$261,999

Underwriting Ratios
Loss ratio	54.8%	98.5%	66.0%	43.1%	44.5%	67.7%	45.0%
Acquisition expense ratio	25.7%	17.7%	16.3%	18.8%	20.5%	19.4%	20.1%
Other operating expense ratio	14.0%	11.2%	11.7%	15.3%	13.5%	12.8%	13.5%
Combined ratio	94.5%	127.4%	94.0%	77.2%	78.5%	99.9%	78.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	3.0%	41.2%	5.2%	4.0%	4.1%	14.6%	3.7%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(11.7)%	(10.7)%	(12.3)%	(24.4)%	(16.7)%	(14.3)%	(20.1)%
Combined ratio excluding catastrophic activity and prior year development (1)	103.2%	96.9%	101.1%	97.6%	91.1%	99.6%	95.0%

Net premiums written to gross premiums written	72.6%	75.0%	74.6%	65.1%	74.5%	71.6%	70.5%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2017		2017		2017		2017		2016		2017		2016
Net premiums written
Other specialty (1)	$88,067	41.9%	$101,400	32.0%	$155,328	46.0%	$114,418	36.9%	$59,920	29.1%	$459,213	39.1%	$348,852	33.1%
Casualty (2)	53,309	25.4%	113,446	35.8%	63,054	18.7%	110,620	35.7%	57,972	28.1%	340,429	29.0%	305,252	29.0%
Property excluding property catastrophe (3)	35,248	16.8%	63,943	20.2%	69,115	20.5%	75,387	24.3%	53,261	25.8%	243,693	20.7%	267,548	25.4%
Property catastrophe	12,382	5.9%	28,123	8.9%	37,127	11.0%	(7,477)	(2.4)%	16,520	8.0%	70,155	6.0%	75,789	7.2%
Marine and aviation	12,249	5.8%	2,037	0.6%	8,932	2.6%	9,541	3.1%	13,352	6.5%	32,759	2.8%	37,790	3.6%
Other (4)	8,911	4.2%	7,745	2.4%	4,368	1.3%	7,201	2.3%	5,095	2.5%	28,225	2.4%	18,625	1.8%
Total	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$1,174,474	100.0%	$1,053,856	100.0%

Pro rata	$171,837	81.8%	$206,948	65.3%	$200,893	59.4%	$129,016	41.7%	$152,951	74.2%	$708,694	60.3%	$558,671	53.0%
Excess of loss	38,329	18.2%	109,746	34.7%	137,031	40.6%	180,674	58.3%	53,169	25.8%	465,780	39.7%	495,185	47.0%
Total	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$1,174,474	100.0%	$1,053,856	100.0%

Client location
United States	$88,626	42.2%	$122,863	38.8%	$114,481	33.9%	$113,259	36.6%	$75,801	36.8%	$439,229	37.4%	$448,763	42.6%
Europe	89,122	42.4%	95,197	30.1%	139,479	41.3%	142,952	46.2%	57,445	27.9%	466,750	39.7%	337,168	32.0%
Bermuda	1,044	0.5%	49,982	15.8%	24,869	7.4%	13,109	4.2%	24,481	11.9%	89,004	7.6%	74,347	7.1%
Asia and Pacific	5,938	2.8%	30,531	9.6%	31,237	9.2%	18,427	6.0%	26,227	12.7%	86,133	7.3%	111,821	10.6%
Other	25,436	12.1%	18,121	5.7%	27,858	8.2%	21,943	7.1%	22,166	10.8%	93,358	7.9%	81,757	7.8%
Total	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$1,174,474	100.0%	$1,053,856	100.0%

Underwriting location
Bermuda	$61,474	29.3%	$111,422	35.2%	$135,602	40.1%	$42,183	13.6%	$59,921	29.1%	$350,681	29.9%	$277,625	26.3%
United States	76,611	36.5%	102,504	32.4%	102,692	30.4%	117,572	38.0%	85,597	41.5%	399,379	34.0%	432,683	41.1%
Europe and other	72,081	34.3%	102,768	32.5%	99,630	29.5%	149,935	48.4%	60,602	29.4%	424,414	36.1%	343,548	32.6%
Total	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$1,174,474	100.0%	$1,053,856	100.0%

Net premiums earned
Other specialty (1)	$100,946	38.9%	$96,090	29.7%	$141,565	45.0%	$69,965	28.6%	$69,566	27.6%	$408,566	35.8%	$329,994	31.2%
Casualty (2)	70,996	27.4%	117,255	36.2%	79,903	25.4%	72,968	29.8%	74,536	29.6%	341,122	29.9%	300,160	28.4%
Property excluding property catastrophe (3)	57,668	22.2%	65,049	20.1%	62,884	20.0%	69,852	28.5%	72,028	28.6%	255,453	22.4%	282,018	26.7%
Property catastrophe	11,325	4.4%	30,039	9.3%	15,759	5.0%	16,177	6.6%	18,445	7.3%	73,300	6.4%	73,803	7.0%
Marine and aviation	9,937	3.8%	6,801	2.1%	9,986	3.2%	9,490	3.9%	11,806	4.7%	36,214	3.2%	52,579	5.0%
Other (4)	8,623	3.3%	8,339	2.6%	4,605	1.5%	6,399	2.6%	5,460	2.2%	27,966	2.4%	17,678	1.7%
Total	$259,495	100.0%	$323,573	100.0%	$314,702	100.0%	$244,851	100.0%	$251,841	100.0%	$1,142,621	100.0%	$1,056,232	100.0%

Pro rata	$153,536	59.2%	$188,874	58.4%	$181,988	57.8%	$133,092	54.4%	$135,711	53.9%	$657,490	57.5%	$561,986	53.2%
Excess of loss	105,959	40.8%	134,699	41.6%	132,714	42.2%	111,759	45.6%	116,130	46.1%	485,131	42.5%	494,246	46.8%
Total	$259,495	100.0%	$323,573	100.0%	$314,702	100.0%	$244,851	100.0%	$251,841	100.0%	$1,142,621	100.0%	$1,056,232	100.0%
(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3)  Includes facultative business.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Gross premiums written	$335,338	$347,951	$336,226	$348,623	$138,285	$1,368,138	$499,725
Premiums ceded	(62,657)	(57,900)	(62,314)	(73,925)	(45,341)	(256,796)	(108,259)
Net premiums written	272,681	290,051	273,912	274,698	92,944	1,111,342	391,466
Change in unearned premiums	7,600	(15,533)	(16,068)	(30,175)	(11,467)	(54,176)	(104,750)
Net premiums earned	280,281	274,518	257,844	244,523	81,477	1,057,166	286,716
Other underwriting income (1)	3,738	3,599	4,277	4,123	4,354	15,737	17,024
Losses and loss adjustment expenses	(49,762)	(35,156)	(20,694)	(29,065)	(8,841)	(134,677)	(28,943)
Acquisition expenses	(24,363)	(21,803)	(25,666)	(28,766)	(4,843)	(100,598)	(21,790)
Other operating expenses	(37,546)	(34,770)	(32,150)	(41,870)	(26,082)	(146,336)	(96,672)
Underwriting income	$172,348	$186,388	$183,611	$148,945	$46,065	$691,292	$156,335

Underwriting Ratios
Loss ratio	17.8%	12.8%	8.0%	11.9%	10.9%	12.7%	10.1%
Acquisition expense ratio	8.7%	7.9%	10.0%	11.8%	5.9%	9.5%	7.6%
Other operating expense ratio	13.4%	12.7%	12.5%	17.1%	32.0%	13.8%	33.7%
Combined ratio	39.9%	33.4%	30.5%	40.8%	48.8%	36.0%	51.4%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(7.2)%	(7.8)%	(11.5)%	(9.6)%	(6.0)%	(9.0)%	(7.4)%
Combined ratio excluding prior year development (2)	47.1%	41.2%	42.0%	50.4%	54.8%	45.0%	58.8%

Net premiums written to gross premiums written	81.3%	83.4%	81.5%	78.8%	67.2%	81.2%	78.3%

Net premiums written by client location
United States	$248,817	$262,028	$253,456	$241,136	$80,957	$1,005,437	$280,509
Other	23,864	28,023	20,456	33,562	11,987	105,905	110,957
Total	$272,681	$290,051	$273,912	$274,698	$92,944	$1,111,342	$391,466
United States %	91.2%	90.3%	92.5%	87.8%	87.1%	90.5%	71.7%
Other %	8.8%	9.7%	7.5%	12.2%	12.9%	9.5%	28.3%

Net premiums written by underwriting location
United States	$223,887	$235,447	$227,266	$216,729	$58,818	$903,329	$186,826
Other	48,794	54,604	46,646	57,969	34,126	208,013	204,640
Total	$272,681	$290,051	$273,912	$274,698	$92,944	$1,111,342	$391,466
United States %	82.1%	81.2%	83.0%	78.9%	63.3%	81.3%	47.7%
Other %	17.9%	18.8%	17.0%	21.1%	36.7%	18.7%	52.3%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$253,914	72.2%	$250,375	72.3%	$244,235	73.4%	$237,769	73.1%	$234,518	74.3%
Mortgage reinsurance	28,017	8.0%	26,869	7.8%	26,120	7.8%	25,846	7.9%	24,315	7.7%
Other (2)	69,905	19.9%	68,925	19.9%	62,503	18.8%	61,596	18.9%	56,776	18.0%
Total	$351,836	100.0%	$346,169	100.0%	$332,858	100.0%	$325,211	100.0%	$315,609	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$64,904	92.3%	$64,005	92.5%	$62,362	92.6%	$60,591	92.5%	$59,712	92.7%
Mortgage reinsurance	2,473	3.5%	2,433	3.5%	2,453	3.6%	2,494	3.8%	2,489	3.9%
Other (2)	2,921	4.2%	2,742	4.0%	2,517	3.7%	2,409	3.7%	2,242	3.5%
Total	$70,298	100.0%	$69,180	100.0%	$67,332	100.0%	$65,494	100.0%	$64,443	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$37,794	58.2%	$37,297	58.3%	$36,378	58.3%	$35,396	58.4%	$34,867	58.4%
680-739	21,213	32.7%	20,822	32.5%	20,122	32.3%	19,343	31.9%	18,976	31.8%
620-679	5,159	7.9%	5,178	8.1%	5,118	8.2%	5,065	8.4%	5,050	8.5%
<620	738	1.1%	708	1.1%	744	1.2%	787	1.3%	819	1.4%
Total	$64,904	100.0%	$64,005	100.0%	$62,362	100.0%	$60,591	100.0%	$59,712	100.0%
Weighted average FICO score	743		743		743		743		743

Total RIF by Loan-To-Value (LTV):
95.01% and above	$6,337	9.8%	$6,175	9.6%	$5,983	9.6%	$5,808	9.6%	$5,781	9.7%
90.01% to 95.00%	36,174	55.7%	35,703	55.8%	34,718	55.7%	33,617	55.5%	32,986	55.2%
85.01% to 90.00%	19,482	30.0%	19,247	30.1%	18,810	30.2%	18,346	30.3%	18,140	30.4%
85.00% and below	2,911	4.5%	2,880	4.5%	2,851	4.6%	2,820	4.7%	2,805	4.7%
Total	$64,904	100.0%	$64,005	100.0%	$62,362	100.0%	$60,591	100.0%	$59,712	100.0%
Weighted average LTV	92.9%		92.9%		92.8%		92.9%		92.9%

Total RIF by State:
Texas	$5,151	7.9%	$5,120	8.0%	$5,075	8.1%	$4,995	8.2%	$4,961	8.3%
California	3,803	5.9%	3,671	5.7%	3,524	5.7%	3,333	5.5%	3,222	5.4%
Florida	2,881	4.4%	2,764	4.3%	2,622	4.2%	2,467	4.1%	2,367	4.0%
Virginia	2,773	4.3%	2,743	4.3%	2,691	4.3%	2,625	4.3%	2,586	4.3%
North Carolina	2,410	3.7%	2,378	3.7%	2,346	3.8%	2,278	3.8%	2,245	3.8%
Georgia	2,331	3.6%	2,293	3.6%	2,239	3.6%	2,153	3.6%	2,111	3.5%
Washington	2,294	3.5%	2,312	3.6%	2,311	3.7%	2,313	3.8%	2,331	3.9%
Maryland	2,234	3.4%	2,209	3.5%	2,160	3.5%	2,107	3.5%	2,080	3.5%
Illinois	2,229	3.4%	2,200	3.4%	2,157	3.5%	2,109	3.5%	2,090	3.5%
Minnesota	2,165	3.3%	2,138	3.3%	2,072	3.3%	2,003	3.3%	1,986	3.3%
Others	36,633	56.4%	36,177	56.5%	35,165	56.4%	34,208	56.5%	33,733	56.5%
Total	$64,904	100.0%	$64,005	100.0%	$62,362	100.0%	$60,591	100.0%	$59,712	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.6%		25.6%		25.5%		25.5%		25.5%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$49,100		$47,980		$45,774		$43,606		$42,183
Analysts’ persistency (5)	81.8%		80.2%		78.1%		76.6%		76.1%
Risk-to-capital ratio -- Arch MI U.S. (6)	11.4:1		11.7:1		12.0:1		12.0:1		12.4:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	130%		122%		122%		122%		116%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital

by the insurance coverage percentage specified in the policy for insurance policies issued and        (estimate for December 31, 2017).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.        (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for December 31, 2017).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Year Ended
	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2017
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$14,391		$17,683		$17,303		$12,660		$62,037

Total NIW by credit quality (FICO score):
>=740	$8,278	57.5%	$10,063	56.9%	$9,814	56.7%	$7,184	56.7%	$35,339	57.0%
680-739	5,148	35.8%	6,357	35.9%	6,274	36.3%	4,615	36.5%	22,394	36.1%
620-679	965	6.7%	1,263	7.1%	1,215	7.0%	861	6.8%	4,304	6.9%
Total	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$62,037	100.0%

Total NIW by LTV:
95.01% and above	$1,525	10.6%	$1,757	9.9%	$1,700	9.8%	$972	7.7%	$5,954	9.6%
90.01% to 95.00%	6,488	45.1%	8,406	47.5%	8,372	48.4%	5,985	47.3%	29,251	47.2%
85.01% to 90.00%	4,633	32.2%	5,668	32.1%	5,462	31.6%	4,061	32.1%	19,824	32.0%
85.01% and below	1,745	12.1%	1,852	10.5%	1,769	10.2%	1,642	13.0%	7,008	11.3%
Total	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$62,037	100.0%

Total NIW monthly vs. single:
Monthly	$12,763	88.7%	$15,392	87.0%	$14,832	85.7%	$10,368	81.9%	$53,355	86.0%
Single	1,628	11.3%	2,291	13.0%	2,471	14.3%	2,292	18.1%	8,682	14.0%
Total	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$62,037	100.0%

Total NIW purchase vs. refinance:
Purchase	$13,007	90.4%	$16,460	93.1%	$16,063	92.8%	$10,720	84.7%	$56,250	90.7%
Refinance	1,384	9.6%	1,223	6.9%	1,240	7.2%	1,940	15.3%	5,787	9.3%
Total	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$62,037	100.0%

Ending number of policies in force (PIF) (3)	1,213,382		1,202,619		1,183,659		1,164,929

Rollforward of insured loans in default:
Beginning delinquent number of loans	23,770		23,903		26,234		29,691		29,691
Plus: new notices (4)	14,097		9,028		8,858		9,863		41,846
Less: cures	(9,737)		(7,891)		(9,078)		(11,707)		(38,413)
Less: paid claims	(1,062)		(1,270)		(2,111)		(1,613)		(6,056)
Ending delinquent number of loans (3) (4)	27,068		23,770		23,903		26,234		27,068

Ending percentage of loans in default (3) (4)	2.23%		1.98%		2.02%		2.25%

Losses:
Number of claims paid	1,062		1,270		2,111		1,613		6,056
Total paid claims (in thousands)	$49,769		$59,832		$85,539		$70,784		$265,924
Average per claim (in thousands)	$46.9		$47.1		$40.5		$43.9		$43.9
Severity (2)	103.2%		103.5%		104.4%		102.0%		103.4%

Average reserve per default (in thousands) (3)	$16.5		$19.3		$20.4		$20.4

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.
(4)    The 2017 fourth quarter includes approximately 3,700 incremental new notices and 3,200 ending delinquent loans from areas impacted by the 2017 third quarter hurricanes.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	December 31, 2017						December 31, 2016
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2007 and prior	68.3%	$20,716	8.2%	4,665	7.2%	11.05%	79.1%	$26,185	11.2%	6,042	10.1%	12.01%
2008	11.5%	5,424	2.1%	1,338	2.1%	6.21%	10.3%	6,245	2.7%	1,536	2.6%	7.01%
2009	0.7%	1,072	0.4%	253	0.4%	2.94%	0.8%	1,773	0.8%	419	0.7%	2.42%
2010	0.6%	1,089	0.4%	295	0.5%	2.31%	0.5%	1,890	0.8%	508	0.9%	1.75%
2011	1.0%	3,828	1.5%	1,046	1.6%	1.37%	1.0%	5,488	2.3%	1,494	2.5%	1.15%
2012	1.7%	13,247	5.2%	3,629	5.6%	0.75%	1.7%	18,475	7.9%	4,993	8.4%	0.66%
2013	3.7%	21,840	8.6%	5,996	9.2%	0.95%	3.2%	27,698	11.8%	7,450	12.5%	0.74%
2014	2.7%	22,884	9.0%	6,112	9.4%	1.10%	1.7%	29,491	12.6%	7,767	13.0%	0.65%
2015	3.2%	41,991	16.5%	10,828	16.7%	0.77%	1.3%	50,400	21.5%	12,793	21.4%	0.29%
2016	4.8%	62,020	24.4%	15,643	24.1%	0.80%	0.4%	66,873	28.5%	16,710	28.0%	0.08%
2017	1.7%	59,803	23.6%	15,099	23.3%	0.35%
Total	100.0%	$253,914	100.0%	$64,904	100.0%	2.23%	100.0%	$234,518	100.0%	$59,712	100.0%	2.57%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $477.1 million at December 31, 2017, compared to $606.9 million at December 31, 2016.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Gross premiums written	$1,391,247	$1,557,179	$1,533,142	$1,606,686	$1,121,338	$6,088,254	$5,019,363
Premiums ceded	(395,533)	(385,503)	(424,850)	(474,112)	(356,413)	(1,679,998)	(1,501,760)
Net premiums written	995,714	1,171,676	1,108,292	1,132,574	764,925	4,408,256	3,517,603
Change in unearned premiums	98,695	(38,420)	(18,172)	(137,554)	82,480	(95,451)	(100,751)
Net premiums earned	1,094,409	1,133,256	1,090,120	995,020	847,405	4,312,805	3,416,852
Other underwriting income	13,931	5,327	3,998	3,817	18,098	27,073	53,427
Losses and loss adjustment expenses	(562,085)	(922,560)	(579,239)	(467,160)	(469,216)	(2,531,044)	(1,864,018)
Acquisition expenses	(178,236)	(161,781)	(155,689)	(149,781)	(131,639)	(645,487)	(538,098)
Other operating expenses	(162,007)	(161,859)	(161,128)	(167,529)	(147,286)	(652,523)	(589,548)
Underwriting income (loss)	$206,012	$(107,617)	$198,062	$214,367	$117,362	$510,824	$478,615

Underwriting Ratios
Loss ratio	51.4%	81.4%	53.1%	46.9%	55.4%	58.7%	54.6%
Acquisition expense ratio	16.3%	14.3%	14.3%	15.1%	15.5%	15.0%	15.7%
Other operating expense ratio	14.8%	14.3%	14.8%	16.8%	17.4%	15.1%	17.3%
Combined ratio	82.5%	110.0%	82.2%	78.8%	88.3%	88.8%	87.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.1%	30.7%	2.3%	1.2%	4.0%	8.9%	2.5%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(4.6)%	(5.1)%	(6.4)%	(8.5)%	(6.4)%	(6.1)%	(7.7)%
Combined ratio excluding catastrophic activity and prior year development (1)	87.0%	84.4%	86.3%	86.1%	90.7%	86.0%	92.8%

Net premiums written to gross premiums written	71.6%	75.2%	72.3%	70.5%	68.2%	72.4%	70.1%

(1)	See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$606,662	$577,726	$521,463	$464,942	$431,071	$2,170,793	$1,713,999
Change in unpaid losses and loss adjustment expenses	(44,577)	344,834	57,776	2,218	38,145	360,251	150,019
Total losses and loss adjustment expenses	$562,085	$922,560	$579,239	$467,160	$469,216	$2,531,044	$1,864,018

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(334)	$(1,631)	$(784)	$(1,274)	$(7,523)	$(4,023)	$(27,876)
Reinsurance	(30,452)	(34,731)	(38,720)	(59,708)	(41,965)	(163,611)	(212,469)
Mortgage	(20,102)	(21,518)	(29,779)	(23,561)	(4,911)	(94,960)	(21,210)
Total	$(50,888)	$(57,880)	$(69,283)	$(84,543)	$(54,399)	$(262,594)	$(261,555)
Impact on losses and loss adjustment expenses:
Insurance	$(1,474)	$(3,041)	$(1,977)	$(2,140)	$(8,281)	$(8,632)	$(33,052)
Reinsurance	(32,136)	(36,521)	(39,535)	(57,248)	(42,096)	(165,440)	(218,777)
Mortgage	(20,102)	(21,514)	(29,798)	(23,561)	(4,911)	(94,975)	(21,210)
Total	$(53,712)	$(61,076)	$(71,310)	$(82,949)	$(55,288)	$(269,047)	$(273,039)
Impact on acquisition expenses:
Insurance	$1,140	$1,410	$1,193	$866	$758	$4,609	$5,176
Reinsurance	1,684	1,790	815	(2,460)	131	1,829	6,308
Mortgage	—	(4)	19	—	—	15	—
Total	$2,824	$3,196	$2,027	$(1,594)	$889	$6,453	$11,484
Impact on combined ratio:
Insurance	(0.1)%	(0.3)%	(0.2)%	(0.3)%	(1.5)%	(0.2)%	(1.3)%
Reinsurance	(11.7)%	(10.7)%	(12.3)%	(24.4)%	(16.7)%	(14.3)%	(20.1)%
Mortgage	(7.2)%	(7.8)%	(11.5)%	(9.6)%	(6.0)%	(9.0)%	(7.4)%
Total	(4.6)%	(5.1)%	(6.4)%	(8.5)%	(6.4)%	(6.1)%	(7.7)%
Impact on loss ratio:
Insurance	(0.3)%	(0.6)%	(0.4)%	(0.4)%	(1.6)%	(0.4)%	(1.6)%
Reinsurance	(12.4)%	(11.3)%	(12.6)%	(23.4)%	(16.7)%	(14.5)%	(20.7)%
Mortgage	(7.2)%	(7.8)%	(11.5)%	(9.6)%	(6.0)%	(9.0)%	(7.4)%
Total	(4.9)%	(5.4)%	(6.5)%	(8.3)%	(6.5)%	(6.2)%	(8.0)%
Impact on acquisition expense ratio:
Insurance	0.2%	0.3%	0.2%	0.1%	0.1%	0.2%	0.3%
Reinsurance	0.7%	0.6%	0.3%	(1.0)%	0.0%	0.2%	0.6%
Mortgage	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total	0.3%	0.3%	0.1%	(0.2)%	0.1%	0.1%	0.3%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$(7,025)	$214,462	$8,475	$2,494	$23,725	$218,406	$46,519
Reinsurance	7,790	133,355	16,367	9,852	10,349	167,364	38,759
Total	$765	$347,817	$24,842	$12,346	$34,074	$385,770	$85,278
Impact on combined ratio:
Insurance	(1.3)%	40.1%	1.6%	0.5%	4.6%	10.3%	2.2%
Reinsurance	3.0%	41.2%	5.2%	4.0%	4.1%	14.6%	3.7%
Total	0.1%	30.7%	2.3%	1.2%	4.0%	8.9%	2.5%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2017		2017		2017		2017		2016
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$13,876,003	70.4%	$13,792,903	70.0%	$13,671,011	71.3%	$13,745,932	73.0%	$13,426,577	72.0%
Fixed maturities, at fair value (3)	465,822	2.4%	413,611	2.1%	408,413	2.1%	408,986	2.2%	364,856	2.0%
Fixed maturities pledged under securities lending agreements, at fair value	456,388	2.3%	524,748	2.7%	603,268	3.1%	523,101	2.8%	730,341	3.9%
Total fixed maturities	14,798,213	75.1%	14,731,262	74.8%	14,682,692	76.6%	14,678,019	77.9%	14,521,774	77.9%

Equity securities available for sale, at fair value	495,804	2.5%	477,143	2.4%	461,017	2.4%	428,594	2.3%	518,041	2.8%
Equity securities, at fair value (3)	71,707	0.4%	65,420	0.3%	61,906	0.3%	55,311	0.3%	25,328	0.1%
Equity securities pledged under securities lending agreements, at fair value	8,529	0.0%	3,464	0.0%	6,853	0.0%	2,468	0.0%	14,639	0.1%
Total equity securities	576,040	2.9%	546,027	2.8%	529,776	2.8%	486,373	2.6%	558,008	3.0%

Other investments available for sale, at fair value	264,989	1.3%	260,339	1.3%	248,661	1.3%	228,437	1.2%	167,970	0.9%
Other investments, at fair value (3)	1,211,971	6.1%	1,236,192	6.3%	1,175,234	6.1%	1,131,797	6.0%	1,108,871	6.0%
Total other investments	1,476,960	7.5%	1,496,531	7.6%	1,423,895	7.4%	1,360,234	7.2%	1,276,841	6.9%

Investments accounted for using the equity method (4)	1,041,322	5.3%	962,574	4.9%	948,856	4.9%	861,607	4.6%	811,273	4.4%

Short-term investments available for sale, at fair value	1,469,042	7.5%	1,646,036	8.4%	914,356	4.8%	803,619	4.3%	612,005	3.3%
Short-term investments, at fair value (3)	40,671	0.2%	77,045	0.4%	52,419	0.3%	75,559	0.4%	64,542	0.3%
Total short-term investments	1,509,713	7.7%	1,723,081	8.7%	966,775	5.0%	879,178	4.7%	676,547	3.6%

Cash	551,696	2.8%	805,210	4.1%	676,391	3.5%	656,188	3.5%	768,049	4.1%

Securities transactions entered into but not settled at the balance sheet date	(237,523)	(1.2)%	(568,498)	(2.9)%	(54,676)	(0.3)%	(87,990)	(0.5)%	23,697	0.1%
Total investable assets held by the Company	$19,716,421	100.0%	$19,696,187	100.0%	$19,173,709	100.0%	$18,833,609	100.0%	$18,636,189	100.0%

Average effective duration (in years)	2.83		3.14		3.41		3.36		3.64
Average S&P/Moody’s credit ratings (5)	AA-/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA-/Aa3
Embedded book yield (before investment expenses)	2.32%		2.20%		2.27%		2.23%		2.03%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$54,503	$57,151	$63,929	$47,566	$74,893
Investments accounted for using the fair value option	2,426,066	2,457,366	2,129,436	1,976,467	1,857,623
Securities sold but not yet purchased	(34,375)	(72,682)	(69,273)	(59,430)	(33,157)
Securities transactions entered into but not settled at the balance sheet date	(6,127)	(137,014)	(191,534)	(61,981)	(41,596)
Total investable assets included in ‘other’ segment	$2,440,067	$2,304,821	$1,932,558	$1,902,622	$1,857,763

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Composition of net investment income (1):
Fixed maturities	$85,855	$84,602	$83,656	$82,781	$60,402	$336,894	$242,310
Equity securities (dividends)	2,551	3,210	3,976	2,966	2,450	12,703	13,823
Short-term investments	3,719	2,514	1,669	1,441	1,720	9,343	3,619
Other (2)	22,019	18,238	18,298	21,234	18,846	79,789	66,300
Gross investment income	114,144	108,564	107,599	108,422	83,418	438,729	326,052
Investment expenses	(14,531)	(14,437)	(15,079)	(12,610)	(13,313)	(56,657)	(48,859)
Net investment income	$99,613	$94,127	$92,520	$95,812	$70,105	$382,072	$277,193
Per share	$0.71	$0.70	$0.66	$0.69	$0.56	$2.74	$2.22

Investment income yield, at amortized cost (1) (3):
Pre-tax	2.08%	2.00%	2.04%	2.13%	1.92%	2.06%	1.92%
After-tax	1.89%	1.74%	1.81%	1.89%	1.80%	1.83%	1.77%

Total return (1) (4):
Including effects of foreign exchange	0.79%	1.60%	1.63%	1.70%	(1.89)%	5.87%	2.07%
Excluding effects of foreign exchange	0.71%	1.26%	1.29%	1.64%	(1.66)%	4.98%	2.35%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Amounts include dividends and other distributions on investment funds, term loan investments funds held balances, cash balances and other.

(3)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(4)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At December 31, 2017
Corporates	$4,787,272	$30,943	$(32,340)	$(1,397)	$4,788,669	100.0%	32.4%
U.S. government and government agencies	3,484,257	2,188	(28,769)	(26,581)	3,510,838	99.2%	23.5%
Municipal bonds	2,158,840	20,285	(12,308)	7,977	2,150,863	100.4%	14.6%
Non-U.S. government securities	1,704,337	48,764	(17,321)	31,443	1,672,894	101.9%	11.5%
Asset-backed securities	1,788,766	5,147	(8,614)	(3,467)	1,792,233	99.8%	12.1%
Commercial mortgage-backed securities	545,817	2,131	(4,268)	(2,137)	547,954	99.6%	3.7%
Residential mortgage-backed securities	328,924	1,640	(2,561)	(921)	329,845	99.7%	2.2%
Total	$14,798,213	$111,098	$(106,181)	$4,917	$14,793,296	100.0%	100.0%

At December 31, 2016
Corporates	$4,696,079	$27,606	$(46,905)	$(19,299)	$4,715,378	99.6%	32.3%
U.S. government and government agencies	2,804,811	9,319	(24,437)	(15,118)	2,819,929	99.5%	19.3%
Municipal bonds	3,713,434	8,554	(29,154)	(20,600)	3,734,034	99.4%	25.6%
Non-U.S. government securities	1,142,735	19,036	(56,872)	(37,836)	1,180,571	96.8%	7.9%
Asset-backed securities	1,123,987	6,897	(6,526)	371	1,123,616	100.0%	7.7%
Commercial mortgage-backed securities	536,051	2,876	(6,508)	(3,632)	539,683	99.3%	3.7%
Residential mortgage-backed securities	504,677	4,794	(8,357)	(3,563)	508,240	99.3%	3.5%
Total	$14,521,774	$79,082	$(178,759)	$(99,677)	$14,621,451	99.3%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2017		2017		2017		2017		2016
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$3,771,835	25.5%	$4,040,392	27.4%	$3,710,580	25.3%	$3,583,162	24.4%	$3,210,899	22.1%
AAA	4,080,808	27.6%	4,048,800	27.5%	4,094,499	27.9%	4,102,307	27.9%	3,918,739	27.0%
AA	2,440,864	16.5%	2,406,692	16.3%	2,572,277	17.5%	2,543,908	17.3%	3,148,226	21.7%
A	2,470,936	16.7%	2,285,336	15.5%	2,358,636	16.1%	2,441,692	16.6%	2,338,834	16.1%
BBB	1,157,136	7.8%	1,110,089	7.5%	1,123,667	7.7%	1,210,249	8.2%	1,203,942	8.3%
BB	313,286	2.1%	291,798	2.0%	281,402	1.9%	278,639	1.9%	226,321	1.6%
B	254,011	1.7%	231,880	1.6%	214,189	1.5%	198,953	1.4%	156,405	1.1%
Lower than B	77,543	0.5%	90,947	0.6%	86,490	0.6%	97,058	0.7%	90,833	0.6%
Not rated	231,794	1.6%	225,328	1.5%	240,952	1.6%	222,051	1.5%	227,574	1.6%
Total fixed maturities, at fair value	$14,798,213	100.0%	$14,731,262	100.0%	$14,682,692	100.0%	$14,678,019	100.0%	$14,521,774	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$585,093	4.0%	$564,970	3.8%	$619,654	4.2%	$665,855	4.5%	$582,729	4.0%
Due after one year through five years	7,695,940	52.0%	7,783,422	52.8%	7,478,786	50.9%	7,450,643	50.8%	6,367,486	43.8%
Due after five years through ten years	3,455,653	23.4%	3,579,082	24.3%	3,624,647	24.7%	3,425,268	23.3%	4,753,999	32.7%
Due after 10 years	398,020	2.7%	331,086	2.2%	354,066	2.4%	482,150	3.3%	652,845	4.5%
	12,134,706	82.0%	12,258,560	83.2%	12,077,153	82.3%	12,023,916	81.9%	12,357,059	85.1%
Mortgage-backed securities	328,924	2.2%	337,478	2.3%	344,572	2.3%	425,235	2.9%	504,677	3.5%
Commercial mortgage-backed securities	545,817	3.7%	584,730	4.0%	521,272	3.6%	590,521	4.0%	536,051	3.7%
Asset-backed securities	1,788,766	12.1%	1,550,494	10.5%	1,739,695	11.8%	1,638,347	11.2%	1,123,987	7.7%
Total fixed maturities, at fair value	$14,798,213	100.0%	$14,731,262	100.0%	$14,682,692	100.0%	$14,678,019	100.0%	$14,521,774	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2017		2017		2017		2017		2016
Sector:
Industrials	$2,491,090	52.0%	$2,336,468	50.9%	$2,471,700	53.8%	$2,723,799	55.6%	$2,617,467	55.7%
Financials	1,831,017	38.2%	1,651,416	36.0%	1,519,340	33.0%	1,424,620	29.1%	1,321,493	28.1%
Utilities	234,172	4.9%	260,491	5.7%	284,356	6.2%	337,051	6.9%	366,440	7.8%
Covered bonds	98,752	2.1%	116,864	2.5%	127,022	2.8%	160,840	3.3%	182,132	3.9%
All other (2)	132,241	2.8%	223,519	4.9%	195,870	4.3%	256,290	5.2%	208,547	4.4%
Total fixed maturities, at fair value	$4,787,272	100.0%	$4,588,758	100.0%	$4,598,288	100.0%	$4,902,600	100.0%	$4,696,079	100.0%

Credit quality distribution (3):
AAA	$329,573	6.9%	$460,374	10.0%	$464,732	10.1%	$551,784	11.3%	$470,072	10.0%
AA	1,107,946	23.1%	988,435	21.5%	947,849	20.6%	912,162	18.6%	819,071	17.4%
A	1,904,528	39.8%	1,745,690	38.0%	1,791,532	39.0%	1,898,080	38.7%	1,842,796	39.2%
BBB	877,962	18.3%	855,066	18.6%	862,117	18.7%	988,633	20.2%	1,054,202	22.4%
BB	237,227	5.0%	217,495	4.7%	208,913	4.5%	206,124	4.2%	190,913	4.1%
B	165,846	3.5%	155,985	3.4%	149,071	3.2%	157,467	3.2%	138,910	3.0%
Lower than B	30,376	0.6%	27,571	0.6%	28,872	0.6%	31,003	0.6%	28,866	0.6%
Not rated	133,814	2.8%	138,142	3.0%	145,202	3.2%	157,347	3.2%	151,249	3.2%
Total fixed maturities, at fair value	$4,787,272	100.0%	$4,588,758	100.0%	$4,598,288	100.0%	$4,902,600	100.0%	$4,696,079	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2017 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Apple Inc.	$239,649	5.0%	1.2%	AA+/Aa1
Citigroup Inc.	129,196	2.7%	0.7%	A/A2
Microsoft Corporation	118,895	2.5%	0.6%	AAA/Aaa
Philip Morris International Inc.	118,647	2.5%	0.6%	A/A2
JPMorgan Chase & Co.	112,047	2.3%	0.6%	A-/A3
Wells Fargo & Company	104,159	2.2%	0.5%	A/A1
Oracle Corporation	98,753	2.1%	0.5%	AA-/A1
The Bank of New York Mellon Corporation	87,933	1.8%	0.4%	A/A1
The Goldman Sachs Group, Inc.	79,476	1.7%	0.4%	BBB+/A3
American Express Company	76,185	1.6%	0.4%	BBB+/A3
Total	$1,164,940	24.3%	5.9%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities and Eurozone Investments

The following table provides the composition of the Company’s structured securities at December 31, 2017 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$284,466	$9,354	$4,168	$138	$921	$29,877	$328,924
Commercial mortgage-backed securities	3,112	364,310	6,565	14,886	80,219	76,725	545,817
Asset-backed securities	—	1,447,009	4,446	155,616	84,161	97,534	1,788,766
Total	$287,578	$1,820,673	$15,179	$170,640	$165,301	$204,136	$2,663,507

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

The fair value of the Company’s Eurozone investments are as follows at December 31, 2017 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans	and Other	Total
Country (2):
Germany	$151,138	$2,134	$935	$35,637	$12,378	$202,222
Netherlands	106,924	26,230	32,777	3,542	2,410	171,883
Belgium	67,845	8,797	271	1,206	—	78,119
France	—	7,175	5,481	7,250	29,697	49,603
Luxembourg	—	10,248	5,817	16,727	—	32,792
Spain	—	—	1,642	—	18,417	20,059
Austria	18,503	—	—	—	—	18,503
Ireland	—	5,439	1,169	1,425	—	8,033
Greece	2,356	—	—	—	4,313	6,669
Finland	—	—	—	4,346	—	4,346
Italy	—	1,404	787	—	457	2,648
Portugal	—	—	—	—	1,047	1,047
Total	$346,766	$61,427	$48,879	$70,133	$68,719	$595,924

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at December 31, 2017.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. UGC transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to the UGC acquisition. During the 2016 fourth quarter, UGC transaction costs and other included non-recurring expenses related to a change in the Company’s approach on the deferral of certain internal underwriting costs which are no longer being deferred. The Company believes that UGC transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series C preferred shares in September 2017 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders. In addition, for the 2017 fourth quarter and year ended December 31, 2017, income tax expense included $21.5 million charge due to the revaluation of the Company’s net deferred tax asset resulting from the reduction in the U.S. corporate income tax rate from 35% to 21% effective January 1, 2018. Due to the non-recurring nature of this item, the Company excluded it from after-tax operating income available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settle obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
The Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders on the capital held in its business, and compares the return generated by the Company’s investment portfolio against benchmark returns which it measures portfolio returns against during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Net income (loss) available to Arch common shareholders	$203,535	$(52,760)	$173,818	$241,909	$62,396	$566,502	$664,668
Net realized (gains) losses	(36,906)	(64,344)	(18,452)	(29,134)	98,477	(148,836)	(77,081)
Net impairment losses recognized in earnings	1,723	1,878	1,730	1,807	13,593	7,138	30,442
Equity in net (income) loss of investment funds accounted for using the equity method	(30,402)	(31,090)	(32,706)	(48,088)	(16,421)	(142,286)	(48,475)
Net foreign exchange (gains) losses	27,994	27,811	38,012	19,796	(35,547)	113,613	(31,987)
UGC transaction costs and other	901	2,990	2,675	15,584	34,587	22,150	41,729
Loss on redemption of preferred shares	—	6,735	—	—	—	6,735	—
Income tax expense (benefit) (1)	20,559	1,647	3,842	(3,909)	(15,557)	22,139	(1,852)
After-tax operating income (loss) available to Arch common shareholders	$187,404	$(107,133)	$168,919	$197,965	$141,528	$447,155	$577,444

Diluted per common share results (2):
Net income (loss) available to Arch common shareholders	$1.46	$(0.39)	$1.25	$1.74	$0.50	$4.07	$5.33
Net realized (gains) losses	(0.27)	(0.48)	(0.13)	(0.21)	0.78	(1.07)	(0.62)
Net impairment losses recognized in earnings	0.01	0.02	0.01	0.01	0.11	0.05	0.24
Equity in net (income) loss of investment funds accounted for using the equity method	(0.22)	(0.23)	(0.24)	(0.34)	(0.13)	(1.02)	(0.38)
Net foreign exchange (gains) losses	0.20	0.21	0.27	0.14	(0.28)	0.81	(0.26)
UGC transaction costs and other	0.01	0.02	0.02	0.11	0.27	0.16	0.33
Loss on redemption of preferred shares	0.00	0.05	0.00	0.00	0.00	0.05	0.00
Income tax expense (benefit) (1)	0.15	0.01	0.03	(0.03)	(0.12)	0.16	(0.01)
After-tax operating income (loss) available to Arch common shareholders	$1.34	$(0.79)	$1.21	$1.42	$1.13	$3.21	$4.63

Weighted average common shares and common share equivalents outstanding - diluted (2)	139,578,630	134,885,451	139,244,646	139,047,672	125,427,259	139,261,675	124,717,493

Beginning common shareholders’ equity	$8,138,589	$8,126,332	$7,833,289	$7,481,163	$6,538,983	$7,481,163	$5,841,542
Ending common shareholders’ equity	8,324,047	8,138,589	8,126,332	7,833,289	7,481,163	8,324,047	7,481,163
Average common shareholders’ equity (3)	$8,231,318	$8,132,461	$7,979,811	$7,657,226	$6,471,392	$7,902,605	$6,113,718

Annualized return on average common equity (3)	9.9%	(2.6)%	8.7%	12.6%	3.9%	7.2%	10.9%
Annualized operating return on average common equity (3)	9.1%	(5.3)%	8.5%	10.3%	8.7%	5.7%	9.4%

(1)
Income tax expense on net realized gains or losses, net impairment losses recognized in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction. For the 2017 fourth quarter and year ended December 31, 2017, such amounts include the $21.5 million reduction in the Company’s deferred tax asset resulting from the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018.

(2)
Due to the net loss recorded in the 2017 third quarter, weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

(3)
For the 2016 fourth quarter, average common shareholders’ equity and the related returns on average common equity reflect the weighted impact of the $1.10 billion of convertible non-voting common equivalent preferred shares, which were issued on December 31, 2016 as part of the UGC acquisition.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Arch Operating Income Components (1):
Income (loss) before income taxes	$273,611	$(23,487)	$218,177	$279,503	$59,611	$747,804	$710,104
Net realized (gains) losses	(38,136)	(64,104)	(18,046)	(28,512)	99,149	(148,798)	(69,586)
Net impairment losses recognized in earnings	1,723	1,878	1,730	1,807	13,593	7,138	30,442
Equity in net (income) loss of investment funds accounted for using the equity method	(30,402)	(31,090)	(32,706)	(48,088)	(16,421)	(142,286)	(48,475)
Net foreign exchange (gains) losses	27,894	27,785	37,821	19,845	(35,221)	113,345	(31,409)
UGC transaction costs and other	901	2,990	2,675	15,584	34,587	22,150	41,729
Pre-tax operating income (loss)	235,591	(86,028)	209,651	240,139	155,298	599,353	632,805
Arch share of ‘other’ segment operating income (loss) (2)	(829)	(2,210)	942	1,350	1,109	(747)	5,936
Pre-tax operating income (loss) available to Arch (b)	234,762	(88,238)	210,593	241,489	156,407	598,606	638,741
Income tax expense (a)	(36,253)	(6,526)	(30,325)	(32,306)	(3,262)	(105,410)	(33,227)
After-tax operating income (loss) available to Arch	198,509	(94,764)	180,268	209,183	153,145	493,196	605,514
Preferred dividends	(11,105)	(12,369)	(11,349)	(11,218)	(11,617)	(46,041)	(28,070)
After-tax operating income (loss) available to Arch common shareholders	$187,404	$(107,133)	$168,919	$197,965	$141,528	$447,155	$577,444

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	15.4%	(7.4)%	14.4%	13.4%	2.1%	17.6%	5.2%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Balances in ‘other’ segment:
Underwriting income (loss)	$(23,901)	$(34,555)	$(2,643)	$(2,295)	$(3,266)	$(63,394)	$(4,555)
Net investment income	25,802	22,332	18,604	22,062	20,946	88,800	89,549
Interest expense	(4,836)	(3,246)	(2,837)	(2,920)	(3,058)	(13,839)	(12,788)
Preferred dividends	(4,588)	(4,586)	(4,586)	(4,584)	(4,588)	(18,344)	(18,349)
Pre-tax operating income (loss) available to common shareholders	(7,523)	(20,055)	8,538	12,263	10,034	(6,777)	53,857
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$(829)	$(2,210)	$942	$1,350	$1,109	$(747)	$5,936

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Debt:
ACGL Senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$297,053	$297,030	$297,007	$296,979	$296,957
Arch-U.S. Senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,621	494,596	494,572	494,548	494,525
Arch Finance Senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	496,043	495,955	495,868	495,778	495,689
Arch Finance Senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	445,167	445,145	445,123	445,105	445,087
Revolving credit agreement borrowings, due October 26, 2021 (variable)	375,000	400,000	500,000	500,000	500,000
Total debt	$2,107,884	$2,132,726	$2,232,570	$2,232,410	$2,232,258

Shareholders’ equity available to Arch:
Series C non-cumulative preferred shares (6.75%)	$92,555	$92,555	$322,555	$322,555	$322,555
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	230,000	—	—	—
Common shareholders’ equity (a)	8,324,047	8,138,589	8,126,332	7,833,289	7,481,163
Total shareholders’ equity available to Arch	$9,196,602	$8,911,144	$8,898,887	$8,605,844	$8,253,718

Total capital available to Arch	$11,304,486	$11,043,870	$11,131,457	$10,838,254	$10,485,976

Common shares outstanding, net of treasury shares (b)	136,652,139	136,540,573	136,354,159	135,790,306	135,550,337

Book value per common share (4) (a)/(b)	$60.91	$59.61	$59.60	$57.69	$55.19

Leverage ratios:
Senior notes/total capital available to Arch	15.3%	15.7%	15.6%	16.0%	16.5%
Revolving credit agreement borrowings/total capital available to Arch	3.3%	3.6%	4.5%	4.6%	4.8%
Debt/total capital available to Arch	18.6%	19.3%	20.1%	20.6%	21.3%
Preferred/total capital available to Arch	7.7%	7.0%	6.9%	7.1%	7.4%
Debt and preferred/total capital available to Arch	26.4%	26.3%	27.0%	27.7%	28.7%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital Group Ltd. (“ACGL”), and fully and unconditionally guaranteed by ACGL.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by ACGL.

(4)	Excludes the effects of stock options and restricted stock units outstanding.

The Company has not repurchased any shares in the periods presented. The following table provides the cumulative impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Cumulative
December 31,
2017
Effect of share repurchases:
Aggregate cost of shares repurchased	$3,682,661
Shares repurchased	125,223,844
Average price per share repurchased	$29.41

Remaining share repurchase authorization (1)	$446,501

(1)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2019.

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